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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CORGENTECH INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CORGENTECH INC.
650 Gateway Boulevard
South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 7, 2005

TO THE STOCKHOLDERS OF CORGENTECH INC.:

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of Corgentech Inc., a Delaware corporation, will be held on Tuesday, June 7, 2005 at 9:00 a.m., Pacific Time, at The Westin San Francisco Airport, 1 Old Bayshore Highway, Millbrae, California 94030, for the following purposes:

  1.
  To elect three directors to hold office until the 2008 Annual Meeting of Stockholders;

  2.
  To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2005;

  3.
  To approve an amendment to our 2003 Non-Employee Directors' Stock Option Plan, to increase the number of shares under the initial grant to non-employee directors from 40,000 to 50,000; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice.

        The Board of Directors has fixed the close of business on April 20, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Patrick A. Broderick General Counsel and Secretary

South San Francisco, California
April 27, 2005

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

CORGENTECH INC.
650 Gateway Boulevard
South San Francisco, California 94080

PROXY STATEMENT

FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
June 7, 2005
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Corgentech Inc. is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply mark, sign and date your proxy card and return your proxy card in the postage-paid envelope provided, or follow the instructions below to submit your proxy over the telephone or on the Internet.

        We intend to mail this proxy statement and accompanying proxy card on or about May 3, 2005 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on April 20, 2005 will be entitled to vote at the Annual Meeting. On this record date, there were 28,106,288 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on April 20, 2005 your shares were registered directly in your name with our transfer agent, Mellon Investor Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to mark, sign and date your proxy card and return the proxy card in the postage-paid envelope provided or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on April 20, 2005 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy card from your broker or other agent.

What am I voting on?

        There are three matters scheduled for a vote:

  •
  Election of three directors;

  •
  Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2005; and

  •
  Approval of an amendment to our 2003 Non-Employee Directors' Stock Option Plan, to increase the number of shares under the initial grant to non-employee directors from 40,000 to 50,000.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For the ratification of Ernst & Young LLP as our independent registered public accounting firm, you may vote "For" or "Against" or abstain from voting. For the approval of the amendment to our 2003 Non-Employee Directors' Stock Option Plan, to increase the number of shares under the initial grant to non-employee directors from 40,000 to 50,000, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple.

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free 1-866-540-5760 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., eastern time on Monday, June 6, 2005 to be counted.

  •
  To vote on the Internet, go to http://www.proxyvoting.com/cgtk to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., eastern time on Monday, June 6, 2005 to be counted.

        If you vote your proxy by phone or on the Internet, you do not need to return your proxy card.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Corgentech. Simply mark, sign and date your proxy card and return it in the postage-paid envelope provided to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy card from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of April 20, 2005.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" (i) the election of all nominees for director, (ii) the ratification of Ernst & Young LLP as our independent registered public accounting firm, and (iii) the approval of the amendment to our 2003 Non-Employee Directors' Stock Option Plan, to increase the number of shares under the initial grant to non-employee directors from 40,000 to 50,000. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please mark, sign and date your proxy card and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to our Secretary, care of Corgentech Inc., 650 Gateway Boulevard, South San Francisco, California 94080.

  •
  You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year's Annual Meeting?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 12, 2005 to our Secretary, care of Corgentech Inc., 650 Gateway Boulevard, South San Francisco, California 94080. If you wish to submit a proposal that is not to be included in next year's proxy statement or nominate a director, pursuant to our bylaws you must provide specified information to us between January 13, 2006 and February 12, 2006. You are also advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

        If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange, or NYSE, on which your broker may vote shares held in "street name" in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

  •
  For the election of directors, the three nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 2 ratifying the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2005, must receive a "For" vote from the majority of shares cast either in person or by proxy, excluding abstentions, at a meeting at which a quorum is present. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 3 approving the amendment to our 2003 Non-Employee Directors' Stock Option Plan, to increase the number of shares under the initial grant to non-employee directors from 40,000 to 50,000, must receive a "For" vote from the majority of shares cast either in person or by proxy, excluding abstentions, at a meeting at which a quorum is present. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 28,106,288 shares outstanding and entitled to vote. Thus, 14,053,145 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our amended and restated certificate of incorporation and bylaws provide that our Board of Directors shall be divided into three classes with each class having a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

        The Board of Directors presently has seven members. There are three directors in the class whose term of office expires in 2005, Messrs. Richard B. Brewer, Daniel S. Janney and Michael B. Sweeney. Messrs. Brewer, Janney and Sweeney are currently members of our Board of Directors and were previously appointed by the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors recommended to the Board of Directors that Messrs. Brewer, Janney and Sweeney be nominated for election to this class. If elected at the Annual Meeting, each of Messrs. Brewer, Janney and Sweeney would serve until the 2008 Annual Meeting and until his successor is elected and has qualified, or until the earlier of his death, resignation or removal.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Messrs. Brewer, Janney and Sweeney. In the event that Messrs. Brewer, Janney and Sweeney should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Messrs. Brewer, Janney and Sweeney have agreed to serve if elected, and management has no reason to believe that they will be unable to serve. It is our policy to invite nominees and directors to attend the Annual Meeting. Messrs. Brewer, McLaughlin, Ferguson, Janney and Sweeney attended the 2004 Annual Meeting.

        Set forth below is biographical information for Messrs. Brewer, Janney and Sweeney and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for Three-year Terms Expiring at the 2008 Annual Meeting

        Richard B. Brewer is 54 years old and has been a member of our Board of Directors since April 2004. Since January 2003, Mr. Brewer has served as the founding partner of Crest Asset Management, a provider of management guidance to healthcare companies. From September 1998 to February 2004, he was President and Chief Executive Officer of Scios Inc., a biopharmaceutical company and a subsidiary of Johnson & Johnson since April 2003. From February 1996 to June 1998, he served as the Executive Vice President of Operations and then as Chief Operating Officer of Heartport, Inc., a medical device company. From 1984 to 1995, Mr. Brewer held a number of senior management positions at Genentech, Inc., a biopharmaceutical company, and Genentech Europe Ltd. and Genentech Canada, Inc., most recently as Senior Vice President, U.S. Sales and Marketing. Mr. Brewer is a member of the Board of Directors of Dendreon Corporation, a biopharmaceutical company. Mr. Brewer received a B.S. from Virginia Polytechnic Institute and an M.B.A. from Northwestern University.

        Daniel S. Janney is 39 years old and has been a member of our Board of Directors since November 2000. Since 1996, Mr. Janney has been a managing director of Alta Partners, a venture capital firm investing in information technologies and life sciences companies. Prior to joining Alta Partners, from 1993 to 1996, Mr. Janney was a Vice President at Montgomery Securities' health care and biotechnology investment banking group. And, prior to Montgomery Securities, Mr. Janney was an associate at Bankers' Trust Company in its leveraged buyout/private equity group. Mr. Janney is

Chairman of the Board of Directors of Dynavax Technologies Corporation, a biopharmaceutical company. Mr. Janney received a B.A. in History from Georgetown University and an M.B.A. from the Anderson School at the University of California, Los Angeles.

        Michael B. Sweeney is 54 years old and has been a member of our Board of Directors since January 2001. Since July 2003, Mr. Sweeney has served as a general partner in the Medical Technology Group at InterWest Partners, a venture capital firm focusing on early stage investment opportunities in the medical technology sector. From January 2001 to July 2003, Mr. Sweeney was a venture partner at InterWest Partners. From January 1999 to January 2001, Mr. Sweeney was the Chairman, President and Chief Executive Officer of Epicor Medical, Inc., a cardiovascular medical device company. From August 1998 until January 2001, Mr. Sweeney was a medical device entrepreneur-in-residence at InterWest Partners. Mr. Sweeney is a founder of Ventritex, Inc., now part of St. Jude Medical. Mr. Sweeney received a B.A. in Political Science from Drake University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE NAMED NOMINEES

Directors Continuing in Office until the 2006 Annual Meeting

        Thomas J. Colligan is 60 years old and joined the Board of Directors in July 2004. He retired as a Vice Chairman of PricewaterhouseCoopers LLP, having served in that role from 2001 to 2004. During his 35 years at PricewaterhouseCoopers, he provided financial and managerial expertise to companies in a number of industries including pharmaceutical, technology, telecommunications and consumer products. Early in his career with Coopers & Lybrand, he was the managing partner of the Philadelphia office (the founding office of the firm) and the Pennsylvania region including, Harrisburg, Pittsburgh and Valley Forge. Mr. Colligan is a licensed CPA in New York, New Jersey and Pennsylvania, and is a member of these State Societies of CPAs and the American Institute of CPAs. He is currently a managing director at Duke Corporate Education, and is a member of the Board of Advisors of the Silberman College of Business at Fairleigh Dickinson University.

Rodney A. Ferguson, J.D., Ph.D. is 48 years old and has been a member of our Board of Directors since November 2000 and Chairman of the Board of Directors since August 2002. Since 2001, Dr. Ferguson has served as a Managing Director in the San Francisco office of JPMorgan Partners, a global private equity firm, where he is responsible for Life Science venture investments. From 1999 to 2000, Dr. Ferguson was a partner at InterWest Partners, a venture capital firm, where he focused on investments in medical technology. From 1988 to 1999, Dr. Ferguson held a variety of positions at Genentech, Inc., including Senior Corporate Counsel and Senior Director of Business and Corporate Development. Dr. Ferguson is a member of the Board of Directors of several private biotech companies, as well as Santarus, Inc., a biopharmaceutical company. Dr. Ferguson received a B.S. in Biochemistry from the University of Illinois, a Ph.D. in Biochemistry from the State University of New York, Buffalo and a J.D. from Northwestern University.

Directors Continuing in Office until the 2007 Annual Meeting

        Victor J. Dzau, M.D. is 59 years old and has been a member of our Board of Directors since January 1999 and has chaired our scientific advisory board since January 1999. He became Chancellor for Health Affairs at Duke University and President and CEO of the Duke University Health System in July 2004. Prior to his appointment at Duke, Dr. Dzau was the Director of Research and Chairman of the Department of Medicine of The Brigham and Women's Hospital, Inc./Harvard Medical School. From 1990 to 1996, Dr. Dzau served as the Director of the Falk Cardiovascular Research Center, Chief of the Division of Cardiovascular Medicine, and Professor of Medicine, all at the Stanford University School of Medicine. From 1995 to 1996, Dr. Dzau served as Chairman of the Department of Medicine at Stanford University. Dr. Dzau is a member of the Board of Directors of Genzyme Corporation, a biotechnology company. Dr. Dzau received a B.S. and an M.D. from McGill University.

        John P. McLaughlin is 53 years old and has been our President and Chief Executive Officer and a member of our Board of Directors since January 2000. From December 1997 to September 1999, Mr. McLaughlin was President of Tularik Inc., a biopharmaceutical company. From September 1987 to December 1997, Mr. McLaughlin held a number of senior management positions at Genentech, Inc., a biopharmaceutical company, including Executive Vice President with responsibility for many commercial functions. From January 1985 to September 1987, Mr. McLaughlin was a partner at a Washington, D.C. law firm specializing in food and drug law. Mr. McLaughlin served as counsel to various subcommittees in the United States House of Representatives, where he drafted numerous measures that became FDA laws. Mr. McLaughlin is a co-founder and Chairman of the Board of Directors of Eyetech Pharmaceuticals, Inc., a biopharmaceutical company. He has also served on the Board of Directors of the then IDEC Pharmaceuticals, a biopharmaceutical company. He received a B.A. in Government from the University of Notre Dame and a J.D. from the Catholic University of America.

Independence of the Board of Directors

        As required under the Nasdaq Stock Market, Inc., or Nasdaq, listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. Our Board of Directors consults with our counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Corgentech, our senior management and our independent registered public accounting firm, the Board of Directors has affirmatively determined that all of our directors except for Dr. Dzau and Mr. McLaughlin are independent directors within the meaning of the applicable Nasdaq listing standards.

Information Regarding the Board of Directors and its Committees

        In December 2003, the Board of Directors documented the governance practices followed by Corgentech by adopting Corporate Governance Policies to assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The policies are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Policies set forth the practices that the Board of Directors will follow with respect to Board of Directors composition and selection, Board of Directors meetings and involvement of senior management, Chief Executive Officer performance evaluation and Board of Directors committees and compensation. The Corporate Governance Policies were adopted by the Board of Directors to, among other things, reflect changes to the Nasdaq listing standards and Securities and Exchange Commission rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Policies, as well as the charters for each committee of the Board of Directors, may be viewed at www.corgentech.com.

        As required under new Nasdaq listing standards, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. During 2004, our independent directors met five times in executive session.

        The Board of Directors has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for 2004 for each of the these committees of the Board of Directors:

Name	Audit		Compensation		Nominating and Corporate Governance
Richard B. Brewer(1)	—		X		—
Thomas J. Colligan(2)	X	*	—		—
Victor J. Dzau, M.D.	—		—		—
Rodney A. Ferguson, Ph.D.	—		X	*	X
Daniel S. Janney	X		X		X	*
John P. McLaughlin	—		—		—
Michael B. Sweeney	X		—		X
Total meetings in 2004	5		7		3

*
Committee Chairperson

(1)
Mr. Brewer has been a member of our Board of Directors since April 2004.

(2)
Mr. Colligan has been a member of our Board of Directors since July 2004.

        Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to Corgentech.

Audit Committee

        The Audit Committee of the Board of Directors is responsible for, among other things:

  •
  overseeing the accounting and financial reporting processes and audits of our financial statements;

  •
  appointing the independent registered public accounting firm to audit our financial statements;

  •
  overseeing and monitoring (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, (c) our independent registered public accounting firm's qualifications, independence and performance, and (d) our internal accounting and financial controls;

  •
  preparing the report that SEC rules require be included in our annual proxy statement;

  •
  providing the Board of Directors with the results of its monitoring and recommendations; and

  •
  providing to the Board of Directors additional information and materials as it deems necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

        Our Audit Committee is comprised of Messrs. Colligan, Janney and Sweeney. Mr. Colligan is the chairman of the Audit Committee. The Audit Committee has adopted a written Audit Committee Charter that is attached as Appendix A to these proxy materials and is available on our website at www.corgentech.com.

        The Board of Directors has reviewed the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has determined that Mr. Colligan is an "audit committee financial expert" as defined in applicable SEC rules.

Compensation Committee

        The Compensation Committee of the Board of Directors is responsible for, among other things:

  •
  reviewing and approving for our chief executive officer and other executive officers (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation, compensation policies or arrangements;

  •
  reviewing and making recommendations to the Board of Directors regarding the compensation policy for such other senior management as directed by the Board of Directors;

  •
  reviewing and making recommendations to the Board of Directors regarding general compensation goals and guidelines for employees and the criteria by which bonuses to employees are determined;

  •
  preparing a report to be included in our annual proxy statement which describes: (a) the criteria on which compensation paid to our chief executive officer for the last completed fiscal year is based; (b) the relationship of such compensation to our performance; and (c) the committee's executive compensation policies applicable to executive officers; and

  •
  acting as administrator of our benefit plans, including making amendments to the plans, and changes in the number of shares reserved for issuance thereunder.

        Our Compensation Committee is comprised of Dr. Ferguson and Messrs. Brewer and Janney. Dr. Ferguson is the chairman of the Compensation Committee. The Compensation Committee has adopted a written Compensation Committee Charter that is available on our website at www.corgentech.com. All members of our Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards).

        We also have a Stock Award Committee of the Board of Directors that grants stock awards pursuant to the 2003 Equity Incentive Plan to new Corgentech employees. The grants must be made in accordance with guidelines adopted by the Compensation Committee. Except as approved by the Compensation Committee, the grants must not exceed 15,000 shares per new employee, and the total number of options granted to all new employees in a quarter shall not exceed an aggregate of 150,000 shares. The Stock Award Committee is comprised of Mr. McLaughlin.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee of the Board of Directors is responsible for, among other things:

  •
  reviewing Board of Directors structure, composition, and practices, and making recommendations on these matters to the Board of Directors;

  •
  reviewing, soliciting and making recommendations to the Board of Directors and stockholders with respect to candidates for election to the Board of Directors; and

  •
  overseeing compliance by employees with our Code of Conduct.

        Our Nominating and Corporate Governance Committee is comprised of Dr. Ferguson and Messrs. Janney and Sweeney. Mr. Janney is the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on our website at www.corgentech.com.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Corgentech, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of Corgentech and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board of Directors and Corgentech, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors' overall service to Corgentech during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote. The Nominating and Corporate Governance Committee has paid fees to third parties to assist in the process of identifying and evaluating director candidates. To date, the Nominating and Corporate Governance Committee has not received a timely director nominee from a stockholder or stockholders holding more than 5% of our voting stock.

Meetings of the Board of Directors

        The Board of Directors met seven times during 2004. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and applicable meetings of the committees on which they served, held during the period for which they were a director or committee member, respectively.

Stockholder Communications with the Board of Directors

        In April 2005, the Board of Directors adopted a process for stockholder communications with the Board of Directors. This process is available on our website at www.corgentech.com.

Code of Conduct

        We have adopted a Code of Conduct that applies to all of our officers, directors and employees. The Code of Conduct is available on our website at www.corgentech.com. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any of our executive officers or directors, we will promptly disclose the nature of the amendment or waiver on our website.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2005, and the Board of Directors has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since January 1, 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and that of our stockholders.

        The chart below sets forth the fees paid by us to Ernst & Young LLP for the various services provided by them in the fiscal years ending December 31, 2004 and December 31, 2003:

	Fiscal Year Ended
	2004	2003
Audit Fees	$246,720	$737,000
Audit-related Fees	—	$14,500
Tax Fees	$13,500	$11,200
All Other Fees	—	—

Total Fees	$260,220	$762,700

        Audit fees for 2003 include fees related to our registration statement on Form S-1 in connection with our initial public offering.

        Audit-related fees for 2003 include fees for accounting research and consultation.

        Tax Fees include assistance with state and federal tax return preparation.

        Because our initial public offering commenced on February 12, 2004, our Audit Committee was not required to, and did not pre-approve, all of the fees described above in 2003. The Audit Committee has reviewed and subsequently approved Ernst & Young LLP's fees for 2003 and 2004.

        The Audit Committee has determined the rendering of non-audit services by Ernst & Young LLP is compatible with maintaining their independence.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

Pre-Approval Policies and Procedures

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide each service. The pre-approval of services has been delegated to Mr. Colligan, Chairman of the Audit Committee, and any such pre-approval must be reported to the full Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

PROPOSAL 3

APPROVAL OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

        In December 2003, the Board of Directors adopted, and the stockholders subsequently approved, our Non-Employee Directors' Stock Option Plan, or the Directors' Plan.

        In April 2005, the Board of Directors amended the Directors' Plan, subject to stockholder approval, to increase the number of shares from 40,000 to 50,000 to be granted pursuant to the one-time automatic initial grant to a member of the Board of Directors who is appointed for the first time to be a non-employee director. As of April 1, 2005, options for an aggregate of 80,000 shares of our common stock were outstanding under the Directors' Plan and 150,000 shares of common stock remained available for future grant under the Directors' Plan.

        Stockholders are requested in this Proposal 3 to approve the Directors' Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3

        The material terms of the Directors' Plan, as amended, are summarized below. This summary, however, does not purport to be a complete description of the Directors' Plan. The Directors' Plan has been filed with the SEC as an appendix to this proxy statement and may be accessed from the SEC's website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the Directors' Plan. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to: Corporate Secretary, Corgentech Inc., 650 Gateway Boulevard, South San Francisco, California 94080.

General

        The Directors' Plan provides for the automatic grant of nonstatutory stock options to our non-employee directors. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" below for a discussion of the tax treatment of nonstatutory stock options.

Purpose

        The Board of Directors adopted the Directors' Plan to provide a means by which our non-employee directors may be given an opportunity to purchase our common stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Corgentech. Six of our current directors are eligible to participate in the Directors' Plan.

Administration

        The Board of Directors administers the Directors' Plan. The Board of Directors has the power to construe and interpret the Directors' Plan. The Directors' Plan specifies the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price and the type of consideration or the other terms of the option.

Eligibility

        The Directors' Plan provides that options may be granted only to our non-employee directors. A "non-employee director" is defined in the Directors' Plan as a director who is not otherwise an employee of Corgentech or any of our affiliates.

Stock Subject to the Directors' Plan

        An aggregate of 230,000 shares of common stock is reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again become available for issuance under the Directors' Plan. If we reacquire unvested stock issued under the Directors' Plan, the reacquired stock will again become available for reissuance under the Directors' Plan.

Terms of Options

        The following is a description of the terms of options under the Directors' Plan. Individual option grants may not be more restrictive as to the terms described below:

        Automatic Grants.    Subject to stockholder approval of this Proposal, pursuant to the terms of the Directors' Plan, each person who for the first time becomes a non-employee director, automatically will be granted, upon the date of his or her initial appointment or election to be a non-employee director, a one-time option to purchase 50,000 shares of common stock. In addition, on the date of each annual meeting of the stockholders, each person who is a non-employee director immediately following such meeting automatically will be granted an option to purchase 10,000 shares of common stock, provided, however, that if the person has not been serving as a non-employee director for the entire period since the preceding annual meeting, then the number of shares subject to such annual grant shall be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a non-employee director.

        Exercise Price; Payment.    The exercise price of options granted under the Directors' Plan may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. The exercise price of options granted under the Directors' Plan must be paid (i) in cash or check at the time the option is exercised, (ii) by delivery of other Corgentech common stock, or (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of common stock, results in either the receipt of cash (or check) or the receipt of irrevocable instructions to pay the aggregate exercise price from the sales proceeds.

        Option Exercise.    Options granted under the Directors' Plan vest during the optionholder's continuous service to the Company as that term is defined in the Directors' Plan. Initial grants vest at the rate of 1/48 per month (25% per year), so that the options become fully vested after four years. Annual grants vest over twelve months at the rate of 1/12 per month, so that the options are fully vested one year after grant. Options granted under the Directors' Plan permit exercise prior to vesting, and in such event the optionholder is required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares at their exercise price should the optionholder's service terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Corgentech common stock or by a combination of these means.

        Term.    The term of options under the Directors' Plan is 10 years. Options under the Directors' Plan terminate three months after termination of the optionholder's service unless (i) such termination is due to the optionholder's disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within twelve months of such termination; or (ii) the optionholder dies before the optionholder's service has terminated, or within three months after termination of the optionee's service, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within eighteen months of the optionholder's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death.

        An optionholder's option agreement provides that if the exercise of the option following the termination of the optionholder's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the optionholder's service during which the exercise of the option would not be in violation of such registration requirements.

        Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as determined by the Board of Directors.

Restrictions on Transfer

        An option is transferable only by will or by the laws of descent and distribution and exercisable only by the optionholder during the life of the optionholder. However, an Option may be transferred for no consideration upon written consent of the Board (i) if, at the time of transfer, a Form S-8 registration statement under the Securities Act is available for the issuance of our shares upon the exercise of such transferred Option or (ii) the transfer is to the optionholder's employer at the time of transfer or an affiliate of the optionholder's employer at the time of transfer. Any such transfer is subject to such limits as the Board may establish, and subject to the transferee agreeing to remain subject to all the terms and conditions applicable to the option prior to such transfer. In addition, the optionee may, by delivering written notice to the Company in a form satisfactory to Corgentech, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

Adjustment Provisions

        Transactions not involving receipt of consideration by the Company, including but not limited to a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, or stock split, may change the class and number of shares of common stock subject to the Directors' Plan and outstanding options. In that event, the Directors' Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to the Directors' Plan, and outstanding options and options thereafter issuable pursuant to the automatic grant provisions of the Directors' Plan will be adjusted as to the class, number of shares and price per share of common stock subject to such options.

Effect of Certain Corporate Events

        The Directors' Plan provides that in the event of a dissolution or liquidation of Corgentech, then all outstanding options under the Directors' Plan shall terminate immediately prior to the completion of such dissolution or liquidation. The Directors' Plan provides that in the event of a sale of substantially all of our assets, specified types of merger, or other corporate reorganization where the surviving corporation or acquiring corporation does not assume the outstanding options under the Directors Plan or does not substitute similar stock options for such outstanding options, then vesting of such options and the time during which options outstanding under the Directors' Plan may be exercised shall be accelerated to permit the optionee to exercise all such options in full prior to such event, and the options shall terminate if not exercised prior to such event. In addition, the Directors' Plan provides that in the event of a sale of substantially all of our assets, specified types of merger, or other corporate reorganization and an optionholder's continuous service with Corgentech or our successor terminates within twelve months of such change of control or the optionholder is required to resign his or her position, then vesting of such options and the time during which options outstanding under the Directors' Plan may be exercised shall be accelerated in full to permit the optionee to exercise all such options prior to such termination of service, and the options shall terminate if not exercised prior to such event.

Duration, Amendment and Termination

        The Board of Directors may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Directors' Plan will terminate on February 12, 2014.

        The Board of Directors may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the Board of Directors if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Directors' Plan to satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the Directors' Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or satisfy the requirements of Section 162(m) of the Internal Revenue Code.

Federal Income Tax Information

        Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 15% while the maximum ordinary income rate and short-term capital gains rate is effectively 35%.

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionholder or Corgentech by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. If the optionholder becomes an employee, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

        Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents information regarding the ownership of our common stock as of April 1, 2005 by:

  •
  each director and nominee for director;

  •
  each of the executive officers named in the Summary Compensation Table;

  •
  all of our directors, nominees and executive officers as a group; and

  •
  all those known by us to be beneficial owners of more than five percent of our common stock.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of common stock subject to options currently exercisable within 60 days of April 1, 2005. These shares are not deemed outstanding for purposes of computing the percentage ownership of each other person. Percentage of beneficial ownership is based on 28,076,788 shares of our common stock outstanding as of April 1, 2005. Unless otherwise indicated, the address of each of the individuals and entities listed below is c/o Corgentech Inc., 650 Gateway Boulevard, South San Francisco, California 94080.

	Shares Issuable Pursuant to Options Exercisable Within 60 days of April 1, 2005	Shares Subject to a Right of Repurchase/Forfeiture Within 60 days of April 1, 2005(1)	Shares Beneficially Owned(2)
Name and Address of Beneficial Owner
			Number	Percent
5% Stockholders
Entities affiliated with J.P. Morgan Partners (SBIC), LLC(3)	40,000	—	3,866,219	13.8%
Entities affiliated with Alta California Partners III, L.P.(4)	—	—	2,095,224	7.5
Entities affiliated with AMVESCAP PLC(5)	—	—	2,089,500	7.4
Bristol-Myers Squibb Company(6)	—	—	2,079,002	7.4
Entities affiliated with InterWest Partners VIII, L.P.(7)	40,000	—	1,675,805	6.0
Directors and Executive Officers
Richard B. Brewer	50,000	10,000	60,000	*
Thomas J. Colligan	50,000	10,000	60,000	*
Victor J. Dzau, M.D.	40,000	—	580,958	2.1
Rodney A. Ferguson, Ph.D.(8)	40,000	—	3,866,355	13.8
Daniel S. Janney(4)	40,000	—	2,135,224	7.6
Michael B. Sweeney(7)	40,000	—	1,676,273	6.0
John P. McLaughlin(9)	865,000	2,000	1,177,103	4.2
Leslie M. McEvoy	200,000	26,428	312,000	1.1
Todd J. Lorenz(10)	120,600	2,563	213,200	*
Richard P. Powers	173,050	12,417	276,830	1.0
James Z. Huang(11)	145,000	43,667	269,160	1.0
All directors and executive officers as a group (12 persons)	1,923,650	109,075	10,789,103	38.4%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Represents shares of common stock subject to a right of repurchase, at the original option exercise price, in the event the holder ceases to provide services to us. The option exercise prices range from $0.24 to $1.20 per share. Also represents shares of restricted common stock subject to a right of forfeiture in the event the holder ceases to provide services to us.

(2)
Percent ownership includes shares of common stock subject to a right of repurchase/forfeiture within 60 days of April 1, 2005 and shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

(3)
Includes (a) 2,965,692 shares held by J.P. Morgan Partners (SBIC), LLC, or JPMP SBIC, (b) 416,373 shares held by J.P. Morgan Partners Global Investors, L.P., (c) 60,272 shares held by J.P. Morgan Partners Global Investors A, L.P., (d) 210,213 shares held by J.P. Morgan Partners Global Investors (Cayman), L.P., (e) 23,465 shares held by J.P. Morgan Partners Global Investors (Cayman) II, L.P., (f) 150,204 shares held by J.P. Morgan Partners Global Investors (Selldown), L.P. and (g) an option to purchase 40,000 shares granted to Dr. Ferguson, one of our directors. Dr. Ferguson is obligated to transfer any shares issued pursuant to the exercise of such option to JPMP SBIC. The sole member of JPMP SBIC is J.P. Morgan Partners (BHCA), L.P., or JPMP BHCA, the general partner of which is JPMP Master Fund Manager, L.P., or JPMP MFM, the general partner of which is JPMP Capital Corp., or JPMP Capital, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly traded bank holding company, or J.P. Morgan Chase. Each of JPMP BHCA, JPMP MFM, JPMP Capital and J.P. Morgan Chase may be deemed beneficial owners of the shares held by JPMP SBIC, however, each disclaims beneficial ownership except to the extent of its pecuniary interest therein. Additionally, JPMP Capital is the general partner of JPMP Global Investors, L.P., the general partner of J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P. and J.P. Morgan J.P. Morgan Partners Global Investors (Selldown), L.P., collectively, the J.P. Morgan Funds and together with JPMP SBIC, JPMP BHCA, JPMP MFM and JPMP Capital, or the JPMP Entities. Each of JPMP Capital and J.P. Morgan Chase may be deemed beneficial owners of the shares held by the J.P. Morgan Funds, however, each disclaims beneficial ownership except to the extent of its pecuniary interest therein. Dr. Ferguson is a Managing Director of JPMP SBIC and JPMP Capital and may therefore be deemed to have shared voting and dispositive powers over the shares held by JPMP SBIC and the J.P. Morgan Funds. The actual pro rata portion of beneficial ownership that may be deemed attributable to Dr. Ferguson is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within JPMP SBIC and the J.P. Morgan Funds. Dr. Ferguson disclaims beneficial ownership of the shares held by JPMP SBIC and the J.P. Morgan Funds, except to the extent of his pecuniary interest therein. Each of the JPMP Entities and Dr. Ferguson disclaims beneficial ownership of the shares held by J.P. Morgan Securities Inc. The address for J.P. Morgan is 1221 Avenue of the Americas, New York, New York 10020.

(4)
Includes (a) 2,026,427 shares held by Alta California Partners III, L.P. and (b) 68,797 shares held by Alta Embarcadero Partners III, LLC, collectively, the Alta Funds. Mr. Janney, one of our directors, is a Managing Director of Alta California Management Partners III, LLC, the general partner of Alta California Partners III, L.P. and a manager of Alta Embarcadero Partners III, LLC. Mr. Janney has shared voting and dispositive powers over the shares held by the Alta Funds. He disclaims beneficial ownership of the shares held by the Alta Funds, except to the extent of his pecuniary interest therein. The address for Alta Partners is One Embarcadero Center, Suite 4050, San Francisco, California 94111.

(5)
Pursuant to a Schedule 13G filed with the SEC on February 15, 2005 showing stock ownership as of December 31, 2005 and includes (a) 1,670,000 shares held by AIM Advisors, Inc., (b) 7,500 shares held by INVESCO Asset Management (Japan) Limited, (c) 13,000 shares held by AIM Capitol Management, Inc. and (d) 399,000 shares held by INVESCO Institutional (N.A.), Inc., collectively, the AMVESCAP PLC subsidiaries. AMVESCAP PLC, a U.K. entity, is the parent company for the subsidiaries listed above. The address for AMVESCAP PLC is 11 Devonshire Square, London, EC2M 4YR, England.

(6)
Pursuant to a Schedule 13G filed with the SEC on February 14, 2005 showing stock ownership as of December 31, 2005. The address for Bristol-Myers Squibb Company is 345 Park Avenue, New York, New York 10154.

(7)
Includes (a) 1,577,475 shares held by InterWest Partners VIII, L.P., (b) 45,151 shares held by InterWest Investors Q VIII, L.P., and (c) 13,179 shares held by InterWest Investors VIII, L.P., collectively, the InterWest Funds. Mr. Sweeney, one of our directors, is a Managing Director of InterWest Management Partners VIII, LLC, the general partner of the InterWest Funds. Mr. Sweeney has shared voting and dispositive powers over the shares held by the InterWest Funds. He disclaims beneficial ownership of the shares held by the InterWest Funds, except to the extent of his pecuniary interest therein. The address for the InterWest Partners is 2710 Sand Hill Road, Second Floor, Menlo Park, California 94025.

(8)
Includes the shares listed in footnote number (3) above. Also includes 136 shares owned by the Ferguson/Egan Family Trust dated 6/28/99. Dr. Ferguson disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(9)
Includes 6,250 shares held in The John P. McLaughlin Grantor Retained Annuity Trust, 6,250 shares held in The Susan McLaughlin Grantor Retained Annuity Trust, 25,000 shares held in The 2005 John P. McLaughlin Grantor Retained Annuity Trust est. 3/23/05, and 25,000 shares held in The 2005 Susan McLaughlin Grantor Retained Annuity Trust est. 3/23/05.

(10)
Includes 91,600 shares held in The Lorenz Family Revocable Trust of October 31, 2002.

(11)
Includes 70,000 shares held in The Huang Living Trust dated June 8, 2001 and 50,000 shares held in The James Z. Huang 2004 Annuity Trust, dated February 9, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. Directors, executive officers and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during 2004, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than ten percent stockholders were met.

EXECUTIVE COMPENSATION

Compensation of Directors

        The non-employee members of our Board of Directors are reimbursed for travel, lodging and other reasonable expenses incurred in attending Board of Directors or committee meetings. Effective April 2005, the following cash compensation is paid to the non-employee members of our Board of Directors: Each of our directors who is not one of our employees is entitled to receive an annual cash retainer of $25,000 paid quarterly, and additional compensation of $2,000 for each meeting of the Board of Directors attended in person and $750 for each meeting of the Board of Directors attended telephonically. For committee meetings, additional compensation of $750 per meeting is paid for each meeting attended in person and by telephone. The chairman of our Board of Directors receives an additional annual cash retainer $5,000 paid quarterly. The chairman of our Audit Committee receives an additional annual cash retainer of $7,500 paid quarterly. The chairmen of our Nominating and Corporate Governance Committee and Compensation Committee each receive an additional annual cash retainer of $5,000 paid quarterly. In addition, pursuant to the Directors' Plan, beginning in 2005, each non-employee director will receive an annual option grant for 10,000 shares of our common stock on the day following each annual meeting of stockholders. These options will vest in 12 equal monthly installments over one year from the grant date, subject to the recipient's continued service as a director. The exercise price of these options will be 100% of the fair market value of our common stock on the grant date in accordance with the terms of the Directors' Plan.

        During 2004, Dr. Dzau received $10,000, and Messrs. Brewer and Colligan, received $7,500 and $5,000, respectively, for attending Board of Directors and committee meetings. On February 17, 2005, in connection with their service as directors during 2004, Messrs. Brewer and Colligan each received a restricted stock award of 10,000 shares of common stock at no cost, with a fair market value on the date of grant of $6.35 per share as reported on the Nasdaq National Market. These restricted stock awards vest as follows: 50% of the shares will vest on February 17, 2007 and 50% of the shares will vest on February 17, 2008.

Compensation of Executive Officers

        The following table sets forth all compensation awarded to, earned by or paid to our chief executive officer and our four other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered to us during 2004. We refer to these individuals elsewhere in this proxy statement as our "named executive officers."

Summary Compensation Table

Long-Term Compensation Awards
Securities Underlying
Annual Compensation
Name and Principal Position	Fiscal Year			Other Annual Compensation			All Other Compensation(1)	Restricted Stock(2)	Stock Options
		Salary	Bonus
John P. McLaughlin President and Chief Executive Officer	2004 2003 2002	$312,000 300,000 270,833	$150,000 — —	$	— 86,870 —	(3)	$2,097 552 529	$38,180 — —	— 775,000 —
Richard P. Powers Vice President and Chief Financial Officer	2004 2003 2002	264,160 253,982 240,000	90,000 — —		— — —		1,584 1,032 989	38,180 — —	25,000 96,250 —
Todd J. Lorenz, M.D. Chief Medical Officer	2004 2003 2002	247,250 230,000 230,000	37,000 — —		— — —		552 552 345	19,090 — —	25,000 72,500 —
Leslie M. McEvoy, Ph.D. Senior Vice President, Research	2004 2003 2002	260,000 249,936 189,792	106,256 18,640 17,456		— — —		240 240 230	38,180 — —	— 200,000 28,750
James Z. Huang(4) Senior Vice President, Commercial Operations and Business Development	2004 2003 2002	263,308 250,000 83,333	111,667 75,667 50,000		— — —		216 216 63	38,180 — —	— 100,000 125,000

(1)
Represents term life insurance premiums.

(2)
This reflects the value of shares of restricted stock calculated at $19.09 per share on the day of grant. Messrs. McLaughlin, Powers and Huang and Dr. McEvoy each received 2,000 shares and Dr. Lorenz received 1,000 shares.

(3)
Represents loan forgiveness in connection with the purchase of shares of our common stock.

(4)
Mr. Huang joined us as Vice President, Business Development and Commercial Operations on August 30, 2002. Mr. Huang's annualized salary in 2002 was $250,000.

Stock Option Grants and Exercises

Option Grants in 2004

        The following table provides information concerning stock option grants to each of our named executive officers during 2004.

	Individual Grants				Potential Realizable Value Assumed Annual Rates of Stock Price Appreciation for Option Terms
	Number of Securities Underlying Options Granted	Percent of Total Options Granted in 2004
Name			Exercise Price Per Share	Expiration Date
					5%	10%
John P. McLaughlin	—	—	—	—	—	—
Richard P. Powers	25,000	2.5	$13.35	07/29/2014	$209,894	$531,912
Todd J. Lorenz, M.D.	25,000	2.5	13.35	07/29/2014	209,894	531,912
Leslie M. McEvoy, Ph.D.	—	—	—	—	—	—
James Z. Huang	—	—	—	—	—	—

        The stock options granted in 2004 to our named executive officers vest as to 1/48th of the shares subject to each option monthly over four years. Each option has a ten-year term, subject to earlier termination if the optionholder's service with us ceases. Under certain circumstances in connection with a change of control, the vesting of such option grants may accelerate and become immediately exercisable. Our Board of Directors retains the discretion, under certain circumstances relating to changes in corporate structure that may affect our common stock, to modify the terms of outstanding options to reflect such changes and prevent the diminution or enlargement of benefits or potential benefits intended to be made available under the applicable stock plan.

        Percentages shown under "Percent of Total Options Granted in 2004" are based on an aggregate of 1,007,338 stock options granted during 2004 under the 2003 Equity Incentive Plan to all employees and consultants.

        Each stock option was granted with an exercise price equal to the closing price of our common stock on the day prior to each grant date, as reported on the Nasdaq National Market in accordance with the terms of our 2003 Equity Incentive Plan.

        The potential realizable value is calculated based on the ten-year term of the stock option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by:

  •
  multiplying the number of shares of common stock subject to a given stock option by the exercise price per share;

  •
  assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table until the expiration of the option; and

  •
  subtracting from that result the aggregate option exercise price.

Aggregate Option Exercises During 2004 and Option Values at December 31, 2004

        The following table provides information concerning stock options exercised during 2004, and unexercised options held as of December 31, 2004, by each of our named executive officers.

					Value of Unexercised In-the-Money Options at December 31, 2004
			Number of Securities Underlying Unexercised Options at December 31, 2004
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
John P. McLaughlin	10,000	$70,800	765,000	—	$5,016,200	—
Richard P. Powers	—	—	96,250	—	641,450	—
Todd J. Lorenz, M.D.	—	—	55,000	—	359,400	—
Leslie M. McEvoy, Ph.D.	—	—	150,000	—	942,000	—
James Z. Huang	—	—	100,000	—	628,000	—

        Amounts presented under the captions "Value Realized" and "Value of Unexercised In-the-Money Options at December 31, 2004" are based on $8.28 per share, which was the last reported sale price of our Common Stock on the Nasdaq National Market on December 31, 2004, the last trading day of our fiscal year 2004, minus the exercise price, multiplied by the number of shares subject to the stock option, without taking into account any taxes that may be payable in connection with the transaction. Our 2003 Equity Incentive Plan allows for the early exercise of options granted. All options exercised early are subject to repurchase by us at the original exercise price. The repurchase right lapses over time.

Equity Compensation Plan Information

        Corgentech has three stockholder approved equity compensation plans, the 2003 Equity Incentive Plan, the 2003 Non-Employee Directors' Stock Option Plan and the 2003 Employee Stock Purchase Plan.

2003 Equity Incentive Plan

        Our Board of Directors adopted our 2003 Equity Incentive Plan, or the 2003 Incentive Plan, in December 2003 and our stockholders approved it in January 2004. The 2003 Incentive Plan is an amendment and restatement of our 1999 Equity Incentive Plan. The 2003 Incentive Plan will terminate on the earlier of ten years after its adoption or when the Board of Directors terminates the 2003 Incentive Plan. The 2003 Incentive Plan provides for the grant of incentive stock options, as defined under section 422 of the Internal Revenue Code of 1986, nonstatutory stock options, restricted stock awards, stock appreciation rights, phantom stock and other forms of equity awards. Incentive stock options may be granted to employees, including officers. All other awards may be granted to employees, including officers, non-employee directors and consultants. The maximum option term is 10 years. The Board of Directors may provide for exercise periods of any length in individual option grants, subject to limitations. Generally an option terminates three months after the optionholder's service to Corgentech terminates. If the termination is due to the optionholder's disability, the exercise period generally is extended to 12 months. If the termination is due to the optionholder's death or if the optionholder dies within three months after his or her service terminates, the exercise period generally is extended to 18 months following death. Upon a change of control of Corgentech, the surviving entity will either assume or substitute outstanding awards under the plans. Otherwise, the vesting and exercisability of such stock options and other stock awards will accelerate.

        On January 1 starting with the year 2005, the number of shares reserved for issuance under the 2003 Incentive Plan will automatically increase by the lesser of (a) 5% of the number of shares of common stock outstanding on such date and (b) 2.5 million shares of common stock. However, the Board of Directors has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased on such date. As of April 1, 2005, there were a total of 3,928,265 shares reserved for issuance under the 2003 Incentive Plan of which options to purchase 3,855,061 shares were outstanding and 73,204 shares remained available for future issuance.

2003 Non-Employee Directors' Stock Option Plan

        Our Board of Directors adopted our 2003 Non-Employee Directors' Stock Option Plan, or the 2003 Directors' Plan, in December 2003 and our stockholders approved it in January 2004. The 2003 Directors' Plan provides for the automatic grant of nonstatutory stock options to purchase shares of common stock to our non-employee directors. The exercise price of such options granted will be equal to the fair market value of the common stock on the date of grant and have a maximum option term of 10 years. An optionholder whose service with us, or any of our affiliates, ceases for any reason may exercise vested options for the term provided in the option agreement, three months generally, 12 months in the event of disability and 18 months in the event of death.

        Subject to stockholder approval, pursuant to the terms of the 2003 Directors' Plan, any individual who becomes a non-employee director will automatically be granted an option to purchase 50,000 shares of common stock, the initial grant, upon being elected or appointed to the Board of Directors. Any person who is a non-employee director on the day following each of the annual meetings of our stockholders beginning with our annual meeting in 2005, will automatically be granted an option to purchase 10,000 shares of common stock, subject to decrease for less than a full year of service as a director. Such grants vest in 12 equal monthly installments over one year from the grant date. Initial grants vest in 48 equal monthly installments over four years.

        The aggregate number of shares of common stock that may be automatically issued pursuant to options granted under the 2003 Directors' Plan is 230,000 shares which amount will be increased annually on January 1, from 2006 until 2014, by the number of shares of common stock subject to options granted during the prior calendar year. However, the Board of Directors has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased. As of April 1, 2005, a total of 230,000 shares were reserved for issuance under the 2003 Directors' Plan of which options to purchase 80,000 shares were outstanding and 150,000 shares remained available for future issuance.

        In the event of certain corporate transactions, all outstanding options under the 2003 Directors' Plan either will be assumed, continued or substituted for by any surviving entity. Otherwise, the vesting and exercisability of such stock options and other stock awards will accelerate. Following specified change in control transactions, if the optionholder ceases to perform services for the surviving or acquiring company within twelve months after the close of the change in control transaction then the options granted to such optionholder under the 2003 Directors' Plan will be fully vested and exercisable.

2003 Employee Stock Purchase Plan

        Under the 2003 Employee Purchase Plan, or the Purchase Plan, eligible employees can have up to 15% of their earnings withheld to be used to purchase shares of common stock on specified dates determined by the Board of Directors. The price of common stock purchased under the Purchase Plan will be equal to 85% of the lower of the fair market value of the common stock on the commencement date of each offering period or the specified purchase date. The Board of Directors may specify an offering period of up to 27 months.

        The Purchase Plan provides for the issuance of shares of common stock pursuant to purchase rights granted to employees. At the time it was adopted by the Board of Directors, 250,000 shares were reserved for issuance under the Purchase Plan. On January 1, starting with the year 2005, the number of shares reserved for issuance under the Purchase Plan automatically increased by 2% of the number of shares of common stock outstanding on that date, and will continue to automatically increase by 2% of the number of shares of common stock outstanding on each January 1 until January 1, 2014, or by such lesser amount as the Board of Directors may determine. As of April 1, 2005, 58,265 shares have been purchased under the Purchase Plan and 750,825 shares remained available for future issuance.

Aggregate Plan Information

        The following table provides certain information with respect to all of Corgentech's equity compensation plans in effect as of December 31, 2004.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders(1)	2,641,323	$6.98	(2)	353,217
Equity compensation plans not approved by security holders	160,000	$1.20	(2)	—

Total	2,801,323	$6.65		353,217

(1)
The plans included in this row include our 1999 Equity Incentive Plan, 2003 Equity Incentive Plan, 2003 Non-Employee Directors' Stock Option Plan and 2003 Employee Stock Purchase Plan. As of April 1, 2005, we have no warrants outstanding.

(2)
Represents the weighted average exercise price of outstanding stock options only.

Employment Agreements

  John P. McLaughlin

        In November 1999, we entered into a letter agreement with John P. McLaughlin, our President and Chief Executive Officer pursuant to which Mr. McLaughlin may only be terminated without cause upon the affirmative vote of two-thirds of the directors then in office, excluding Mr. McLaughlin. In the event we terminate Mr. McLaughlin's employment without cause, he will receive six months of salary in a lump sum payment and we will continue to pay for his medical benefits for six months following such termination. Mr. McLaughlin's letter agreement does not possess a termination date.

        The letter agreement sets forth Mr. McLaughlin's initial base salary of $250,000, which is subject to increase upon review annually by and at the sole discretion of our Compensation Committee and as approved by the Board of Directors. Mr. McLaughlin was also granted the right to purchase 300,000 shares of our common stock at $0.24 per share, subject to a repurchase right in our favor at the original purchase price of $0.24 per share, which lapsed as to 25% of the shares on January 1, 2001 and lapsed as to the remaining shares, ratably over 36 months through January 1, 2004. We also agreed to provide Mr. McLaughlin with a loan of $70,800 for the purpose of purchasing this common stock. Pursuant to its terms, the loan was forgiven on November 29, 2003.

        Mr. McLaughlin's letter agreement provides that all of his common stock will immediately vest and be released from the repurchase option if (1) we are consolidated or merged with or into another corporation, other than a related corporation, or substantially all of our assets are sold, and (2) Mr. McLaughlin is (a) terminated by us without cause, (b) is effectively terminated through demotion or a substantial reduction in his responsibilities, or (c) is required to work at a site more than 35 miles from his worksite prior to the consolidation or sale of assets.

        Mr. McLaughlin was also granted certain registration and co-investment rights pursuant to the letter agreement. In May 2002, we entered into a Termination of Preemptive Rights and Registration Rights Agreement with Mr. McLaughlin, pursuant to which these rights were terminated and discharged.

  Leslie M. McEvoy, Ph.D.

        In August 2000, we entered into an offer letter with Leslie M. McEvoy, our Senior Vice President, Research setting forth her initial base salary of $140,000 per year. Dr. McEvoy was also granted a stock option to purchase 46,250 shares of our common stock at an exercise price of $0.24 per share. In addition, we agreed to provide Dr. McEvoy with a loan of $11,100 for the purpose of exercising this stock option. The loan was due in three annual installments of $3,700 and was paid in full on August 24, 2004. The offer letter provides that in the event of an acquisition or merger of Corgentech, all unvested shares subject to the stock option will immediately vest. We also agreed to provide Dr. McEvoy a second loan in the amount of $75,000 to purchase her primary residence. This loan was due in three annual installments of $12,500 and was paid in full on February 11, 2005. In June 2001, we entered into a bonus plan with Dr. McEvoy pursuant to which she is entitled to three cash bonus payments, each equal to $13,469, payable in June 2002, June 2003 and June 2004, provided she is continuously employed through the payment date. In August 2001, we entered into a second bonus plan with Dr. McEvoy pursuant to which she is entitled to three cash bonus payments, each equal to $3,987, payable in August 2002, August 2003 and August 2004, provided she is continuously employed through the payment date. Dr. McEvoy's offer letter does not possess a termination date.

  Todd J. Lorenz, M.D.

        In February 2001, we entered into an offer letter with Todd J. Lorenz, our Chief Medical Officer, setting forth his initial base salary of $230,000 per year. Dr. Lorenz was also granted a stock option to purchase 75,000 shares of our common stock at an exercise price of $0.40 per share. In addition, the offer letter provided that in the event we terminated Dr. Lorenz's employment without cause during the first 12 months of his employment, he would have been entitled to receive salary and health benefits until the earlier of (a) 12 months after the date of such termination or (b) until he obtains new employment. If we terminate Dr. Lorenz's employment without cause after the first 12 months of his employment he is entitled to receive salary and health benefits until the earlier of (a) six months after the date of such termination or (b) until he obtains new employment. Dr. Lorenz's offer letter does not possess a termination date.

  Richard P. Powers

        In October 2001, we entered into an offer letter with Richard P. Powers, our Vice President and Chief Financial Officer, setting forth his initial base salary of $240,000 per year. Mr. Powers was also granted a stock option to purchase 100,000 shares of our common stock at an exercise price of $0.40 per share. In addition, we agreed to provide Mr. Powers with a loan of $39,600 for the purpose of exercising this stock option. This loan is due in full on December 19, 2005. The offer letter also provides that in the event of a merger or other change in control followed by an actual or constructive termination of Mr. Powers' employment, all unvested shares subject to the stock option will immediately vest. In the event we terminate Mr. Powers' employment without cause, he is entitled to receive salary, bonus and health benefits for a period of six months after the date of such termination and accelerated vesting on his unvested stock options equal to six months. Mr. Powers' offer letter does not possess a termination date.

  James Z. Huang

        In July 2002, we entered into an offer letter with James Z. Huang, our Senior Vice President, Commercial Operations and Business Development setting forth his initial base salary of $250,000 per year, and an initial bonus payment of $50,000. Mr. Huang was also granted a stock option to purchase 125,000 shares of our common stock at $1.20 per share. In addition, we agreed to provide Mr. Huang with a loan of $200,000 to purchase his primary residence. The loan is due in three annual installments of $66,667. In October 2002, we entered into a bonus plan with Mr. Huang pursuant to which he is entitled to three cash bonus payments of $75,667, $72,667 and $69,667 in October 2003, October 2004 and October 2005, respectively, or a pro rata portion thereof calculated based upon the number of days in the applicable year for which he remains continuously employed by us. Mr. Huang's offer letter does not possess a termination date.

        Please see "Certain Relationships and Related Transactions—Loans to Officers" for a further description of certain loans to our officers.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

        The Audit Committee oversees Corgentech's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in Corgentech's Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with our independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Corgentech's accounting principles and such other matters as are required to be discussed with the Audit Committee by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). In addition, the Audit Committee has discussed with our independent registered public accounting firm their independence from management and Corgentech, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of any non-audit services with their independence.

        The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Corgentech's internal controls and the overall quality of Corgentech's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Annual Report on Form 10-K/A for the year ended December 31, 2004 for filing with the SEC. The Audit Committee has selected, subject to stockholder ratification, Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

AUDIT COMMITTEE

Thomas J. Colligan (Chairman)
Michael B. Sweeney
Daniel S. Janney

1
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION1

        The Compensation Committee of the Board of Directors is comprised of Dr. Ferguson, and Messrs. Brewer and Janney.

        Our executive compensation program is designed to provide incentives to our executive officers and, thereby, to promote achievement of our business goals and stockholder returns. Executive compensation consists of a combination of base salary, stock incentives and employee benefits. The Compensation Committee considers stock incentives to be a critical component of an executive officer's compensation package in order to help align executive interests with stockholder interests.

Compensation Philosophy

        The objectives of the executive compensation program are to align compensation with business objectives and individual performance, and to enable Corgentech to attract, retain and motivate executive officers who are expected to contribute to our long-term success. Our executive compensation philosophy is based on the principles of competitive and fair compensation for sustained performance.

Competitive and Fair Compensation

        We are committed to providing an executive compensation program that helps attract and retain highly qualified executive officers. To ensure that compensation is competitive, the Compensation Committee compares our compensation practices with those of other companies in our industry and sets our compensation guidelines based on this review. The Compensation Committee believes compensation for our executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities who are with companies that are in the same or similar business and of comparable size and success as Corgentech. The Compensation Committee also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout Corgentech.

Sustained Performance

        Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic, research, clinical and business goals are met, including such factors as timely achievement of clinical and preclinical results, development of lead compounds, formation of new business alliances and meeting stated financial objectives. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and Corgentech's values are fostered.

        In evaluating each executive officer's performance, the Compensation Committee generally conforms to the following process:

  •
  Corgentech and individual goals and objectives are generally set at the beginning of the performance cycle;

  •
  At the end of the performance cycle, the accomplishment of the executive officer's goals and objectives and his or her contributions to Corgentech are evaluated;

1
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

  •
  The executive officer's performance is then compared with peers within Corgentech, and the results are communicated to the executive officer; and

  •
  The comparative results, combined with comparative compensation practices of other companies in the industry, are then used to determine salary and stock compensation levels.

Elements of Annual Compensation

        Annual compensation for our executive officers generally consists of four elements: salary, cash bonus, stock options and restricted stock.

        The salary for executive officers is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executive officers. Cash bonuses and increases in annual salaries are based on actual corporate and individual performance against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive officer based on his or her area of responsibility. Subjective performance criteria include an executive officer's ability to recruit and retain qualified employees, manage his or her area of responsibility effectively and efficiently, and collaborate with other executive officers to enhance our growth and success.

        The Compensation Committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer's contributions in light of all such criteria.

        Compensation at the executive officer level also includes the long-term incentives afforded by stock options and restricted stock. Our stock incentive program is designed to promote the identity of long-term interests between our employees and our stockholders and assist in the retention of executive officers. The Compensation Committee believes that the award of stock options and restricted stock will, among other things, create incentives for our executive officers to contribute to the success of the entire organization through the ownership of equity.

        The size of stock awards is generally intended to reflect the executive officer's position with Corgentech and his or her contributions, including his or her success in achieving the individual performance criteria described above. Our stock option program generally uses a four-year vesting period to encourage key employees to continue their employment. During 2004, stock options granted to most executive officers vested in equal installments monthly from the date of grant over a four-year period. All stock options granted to executive officers in 2004 were granted at the fair market value on the day prior to each grant date, as reported on the Nasdaq National Market in accordance with the terms of our 2003 Equity Incentive Plan. During 2004, executive officers received stock options to purchase an aggregate of 210,000 shares of our common stock, at a weighted average exercise price of $13.2452 per share.

        Our restricted stock award program generally uses a one-year vesting period to encourage key employees to continue their employment. During 2004, restricted stock awards granted to most executive officers vested 100% one year from the date of grant. All restricted stock awards granted to executive officers in 2004 were granted at no cost to the employee, in accordance with the terms of the 2003 Equity Incentive Plan. During 2004, executive officers received restricted stock awards totaling an aggregate of 11,000 shares of our common stock, at a fair market value on the date of grant of $19.09 per share.

        All of our executive officers who do not own more the 5% of the total number of shares outstanding of Corgentech are eligible to participate in our Purchase Plan. Our Purchase Plan is available to all of our other employees and generally permits participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

Compensation of Chief Executive Officer

        Mr. McLaughlin is eligible to participate in the same executive compensation plans available to our other executive officers. The Compensation Committee believes that Mr. McLaughlin's annual compensation, including the portion of his compensation based upon our merit-based stock incentive program, has been set at a level competitive with other companies in the industry.

        In February 2005, the Compensation Committee increased Mr. McLaughlin's salary to $375,000 for 2005. In February 2005 the Compensation Committee granted Mr. McLaughlin a bonus of $150,000 for services performed in 2004. In November 2004, Mr. McLaughlin was awarded 2,000 shares of restricted common stock at no cost. The fair market value on the date of grant as reported on the Nasdaq National Market, was $19.09 per share. During 2004, Mr. McLaughlin did not receive any stock options.

        In determining Mr. McLaughlin's 2004 compensation, including whether to grant stock options and restricted stock to Mr. McLaughlin, the Compensation Committee considered Mr. McLaughlin's overall compensation package as compared with other chief executive officers in our industry and past stock awards, as well as the effectiveness of Mr. McLaughlin's leadership of Corgentech and the resulting success of Corgentech in the attainment of its goals.

Federal Tax Considerations

        Section 162(m) of the Internal Revenue Code limits Corgentech to a deduction for federal income tax purposes of no more than $1 million of compensation paid to our named executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of Section 162(m). The statute containing this law and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for compensation plans, arrangements and binding contracts adopted prior to Corgentech's initial public offering.

        The Compensation Committee believes that, at the present time, it is quite unlikely that the compensation paid that may be subject to the deduction limit will exceed $1 million in a taxable year for any such executive whether or not the compensation qualifies as performance-based compensation. Therefore, the Compensation Committee has not established as a priority designing executive compensation packages specifically intended to avoid the Section 162(m) limitations. The Compensation Committee intends to continue to evaluate the effects of the statute and any applicable Treasury regulations and to grant compensation awards in the future in a manner consistent with Corgentech's best interests.

COMPENSATION COMMITTEE

Rodney A. Ferguson (Chairman)
Richard B. Brewer
Daniel S. Janney

Compensation Committee Interlocks and Insider Participation

        As noted above, the Compensation Committee of the Board of Directors consists of Dr. Ferguson and Messrs. Brewer and Janney. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board of Directors or Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON

        The following graph shows a comparison of total stockholder return of an investment of $100 in cash on February 12, 2004, the date our common stock first started trading on the Nasdaq National Market, for:

  •
  our common stock;

  •
  the Nasdaq Stock Market (U.S.); and

  •
  the Nasdaq Biotechnology Index.

        Historic stock price performance is not necessarily indicative of future stock price performance. All values assume reinvestment of the full amount of all dividends.

130
120
110
100
90
80
70
60
50
DOLLARS
2/12/04
5/12/04
8/12/04
11/12/04
Corgentech
Nasdaq Index
Nasdaq

        This section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission, and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have entered into the following agreements with our executive officers, directors and holders of more than 5% of our voting securities.

Bristol-Myers Squibb Company

        In October 2003, we entered into our collaboration with Bristol-Myers Squibb Company, or BMS, for the development and commercialization of E2F Decoy. BMS paid us $45 million, consisting of $25 million in cash and a $20 million equity investment. In March 2005, BMS notified us that they have elected to terminate our collaboration agreement.

Employment Agreements

        We have entered into employment agreements, offer letters and bonus agreements with our executive officers. For more information regarding these agreements, see "Executive Compensation—Employment Agreements."

Loans to Officers

        We received promissory notes in exchange for loans from the following officers:

Officer	Date of Loan Execution	Principal Amount	Interest Rate	Largest Outstanding Balance During 2004	Outstanding Balance as of December 31, 2004	Amount and Dates of Principal Repayment
Leslie M. McEvoy(1)	June 28, 2001	$75,000	7.75%	$59,687	$47,672	$12,500 on June 28, 2002 $12,500 on June 28, 2003 $12,500 on June 28, 2004 $37,500 on February 11, 2005
Leslie M. McEvoy(2)	August 24, 2001	$11,100	7.75%	$3,787	$0	$3,700 on August 24, 2002 $3,700 on August 24, 2003 $3,700 on August 24, 2004
James Z. Huang(3)	October 11, 2002	$200,000	4.50%	$140,083	$67,417	$66,666 on October 11, 2003 $66,666 on October 11, 2004 $66,666 on October 11, 2005

(1)
This loan is evidenced by a full recourse promissory note and was used to purchase Dr. McEvoy's primary residence. Pursuant to its terms, the loan was paid in full on February 11, 2005.

(2)
This loan is evidenced by a full recourse promissory note and was used to purchase 46,250 shares of our common stock. Pursuant to its terms, the loan was paid in full on August 24, 2004.

(3)
This loan is evidenced by a full recourse promissory note and was used to purchase Mr. Huang's primary residence.

        Under applicable law, we cannot extend the term or otherwise modify these notes.

Director and Officer Indemnification

        We have entered into an indemnification agreement with each of our directors and officers for the indemnification of, and advancement of expenses to, these persons to the full extent permitted by Delaware law. We also intend to enter into an indemnification agreement with each of our future directors and officers.

        At present we are not aware of any pending litigation or proceeding involving any of our directors, officers, employees or agents in such person's capacity with Corgentech where indemnification will be required or permitted. We are also not aware of any threatened litigation or proceeding that might result in a claim for indemnification.

        We believe that all of the transactions set forth above were made on terms no less favorable to Corgentech than could have been obtained from unaffiliated third parties. All future transactions between Corgentech and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors, and will continue to be on terms no less favorable to Corgentech than could be obtained from unaffiliated third parties.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Corgentech stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to our Secretary, care of Corgentech Inc., 650 Gateway Boulevard, South San Francisco, California 94080. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Patrick A. Broderick General Counsel and Secretary

April 27, 2005

        Our Annual Report on Form 10-K/A for the year ended December 31, 2004 as filed with the SEC is available without charge upon written request to: Investor Relations, Corgentech Inc., 650 Gateway Boulevard, South San Francisco, California 94080.

Appendix A

CORGENTECH INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.     PURPOSE

        The Audit Committee (the "Audit Committee") is appointed by the Board of Directors (the "Board") of Corgentech Inc., a Delaware corporation (the "Company"), to act on behalf of the Company's Board in fulfilling the Board's oversight responsibilities with respect to the Company's corporate accounting and reporting practices and the quality and integrity of the Company's financial statements and reports, as well as the qualifications, independence and performance of the certified public accountants engaged as the Company's independent outside auditors (the "Auditors").

        The policy of the Audit Committee in discharging these obligations shall be to maintain and foster an open avenue of communication between the Audit Committee and the Auditors and the Company's financial management. The Committee shall also provide oversight in connection with legal and ethical compliance programs as established by financial management and the Board. The operation of the Audit Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.

II.    COMPOSITION AND MEETINGS

        A. Composition.    Audit Committee members shall meet the independence and experience requirements of the Nasdaq National Market ("Nasdaq") applicable to Audit Committee members as in effect from time to time when and as required by Nasdaq. The Audit Committee shall be comprised of at least three directors as determined by the Board, none of whom shall be an employee and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board, in accordance with applicable Nasdaq requirements. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. The Chairman of the Audit Committee shall have accounting or related financial management expertise, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. To the extent mandated by the requirements of Nasdaq, at least one member of the Committee shall be a "financial expert" within the meaning of such requirements. Audit Committee members shall be appointed by the Board.

        B. Meetings.    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee should meet separately in executive session at least annually as a Committee and with each of the chief executive officer, the chief financial officer and the general counsel, and any other members of senior management that the Committee may determine, and with the Auditors to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately with the Audit Committee. In addition, the Audit Committee should communicate with management and the Auditors quarterly to review the Company's financial statements and significant findings based upon the Auditors' limited review procedures.

        C. Minutes and Reports.    Minutes of each meeting of the Audit Committee shall be kept and distributed to each member of the Audit Committee and members of the Board who are not members of the Audit Committee. The Chairperson of the Audit Committee shall report to the Board from time to time, or whenever so requested by the Board.

III.  AUTHORITY

        The operation of the Audit Committee shall be subject to the provisions of the Bylaws of the Company, as in effect from time to time, and to Section 141 of the Delaware General Corporation Law. The Audit Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Audit Committee to discharge his or her responsibilities hereunder. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the Auditors, the Company's legal counsel, as well as any officer or employee of the organization. The Audit Committee shall have authority to retain, at the Company's expense, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Audit Committee shall have authority to require that any of the Company's personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Audit Committee or meet with any member of the Audit Committee or any of its special legal, accounting or other advisors and consultants.

IV.    RESPONSIBILITIES AND DUTIES

        The primary responsibility of the Audit Committee shall be to oversee the Company's financial reporting process (including direct oversight of the Auditors) on behalf of the Board and to report the results of these activities to the Board. The Audit Committee's functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Audit Committee's purpose and policy, the Audit Committee shall be charged with the following functions and processes, with the understanding, however, that the Audit Committee may supplement or deviate from these activities as appropriate under the circumstances:

REVIEW PROCEDURES

        1.     Review and assess the adequacy of this Charter at least annually in accordance with Nasdaq regulations. Submit the Charter or any recommendations of proposed changes to the Board for approval and have the document published at least every three years in accordance with Securities and Exchange Commission regulations.

        2.     Review, upon completion of the annual audit, the financial statements to be included in the Company's Annual Report on Form 10-K and any internal control report prepared by Management or the Auditors. Review should include oversight of the Auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), the nature of significant risks and exposures, any audit adjustments noted or proposed by the Auditors, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Audit Committee by the Auditors under Statement on Auditing Standards No. 61.

        3.     In consultation with the management and the Auditors, consider the integrity of the Company's financial reporting processes and controls and review the Company's guidelines, practices and policies with respect to risk assessment, risk management and internal financial and disclosure controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the Auditors together with management's responses, including the status of previous recommendations and any disagreements with management.

        4.     Discuss with management and the Auditors the results of the Auditors' review of the Company's quarterly financial statements and earnings press releases, prior to public disclosure of quarterly financial information, if practicable, or filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Audit Committee by the Auditors under Statement on Auditing Standards No. 61 or other applicable standards. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

        5.     Review periodically, either individually or as a Committee and discuss with management and the Auditors, as appropriate, the Company's disclosures contained under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its periodic reports to be filed with the Securities and Exchange Commission.

        6.     Review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting policies available under GAAP, the potential impact of regulatory and accounting initiatives, any off-balance sheet structures and any other significant reporting issues and judgments.

INDEPENDENT AUDITORS

        7.     The Auditors are ultimately accountable to the Audit Committee and Board as representatives of the Company's stockholders. The Audit Committee shall review the independence and performance of the Auditors and annually select the Auditors or approve any discharge of Auditors when circumstances warrant.

        8.     Review and determine the engagement of the Auditors, including the scope of and plans for the audit, the adequacy of staffing and the compensation to be paid to the Auditors.

        9.     Review and approve the retention of Auditors to perform any proposed permissible non-audit services, including the compensation to be paid therefor, authority for which may be delegated to one or more Audit Committee members, provided that to the extent provided by law all approvals of non-audit services pursuant to this delegated authority be presented to the full Audit Committee at its next meeting.

        10.   Monitor the rotation of the partners of the Auditors on the Company's audit engagement team as required by applicable law and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

        11.   On an annual basis, receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company consistent with Independence Standards Board Standard No. 1 (including ensuring receipt from the Auditor of a formal written statement delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard 1), consider and discuss with the Auditors any disclosed relationships or services that could affect the Auditors' objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

        12.   Consider as appropriate, the Auditors' judgments about the quality and appropriateness of the Company's staffing and accounting principles as applied in its financial reporting.

        13.   Recommend to the Board guidelines for the Company's hiring of employees of the Auditors who were engaged on the Company's account.

        14.   Review with the Auditors any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management's response, if any, to such letter.

        15.   Consider and review with management and the Auditors, outside counsel, as appropriate, and, in the judgment of the Audit Committee, such special counsel, separate accounting firm and other consultants and advisors as the Audit Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

        16.   Evaluate as appropriate the cooperation received by the Auditors during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

        17.   To review with the Auditors and management, and ultimately to resolve, any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies.

        18.   Confer with the Auditors and with the senior management of the Company regarding the scope, adequacy andeffectiveness of internal accounting and financial reporting and disclosure controls in effect, including any special audit steps taken in the event of material control deficiencies.

LEGAL COMPLIANCE

        19.   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters as required by applicable law and as deemed appropriate.

        20.   On a regular basis, review with the Company's legal counsel, Auditors and management, as appropriate, any significant regulatory or other legal or accounting matters that could have a material impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and internal policies (including the Code of Conduct), and inquiries received from regulators or governmental agencies.

        21.   To the extent required by applicable law, review and approve all related party transactions as such term is used by SFAS No. 57 or as otherwise required to be disclosed in the Company's financial statements or filings with the U.S. Securities and Exchange Commission.

        22.   Investigate any matter brought to the attention of the Audit Committee within the scope of its duties if, in the judgment of the Audit Committee, such investigation is necessary or appropriate. The Chair of the Audit Committee may represent the entire Audit Committee in making such determination.

OTHER RESPONSIBILITIES

        23.   Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report is to be included in the Company's proxy statement.

        24.   Perform any other activities consistent with this Charter, the Company's Bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

        25.   Report to the Board with respect to material issues that arise regarding the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance or independence of the Auditors or such other matters as the Audit Committee deems appropriate from time to time or whenever it shall be called upon to do so.

        26.   Perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

MANAGEMENT RESPONSIBILITIES

        It shall be the responsibility of management to prepare the Company's financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Audit Committee, nor shall it be the Audit Committee's responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to generally accepted accounting principles or otherwise comply with applicable laws.

Appendix B

CORGENTECH INC.

2003 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

ADOPTED DECEMBER 5, 2003
APPROVED BY STOCKHOLDERS JANUARY 9, 2004
AMENDED BY THE BOARD APRIL 15, 2005
SUBJECT TO STOCKHOLDER APPROVAL JUNE 7, 2005

1.     PURPOSES.

        (a)   Eligible Option Recipients.    The persons eligible to receive Options are the Non-Employee Directors of the Company.

        (b)   Available Options.    The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

        (c)   General Purpose.    The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Accountant" means the independent public accountants of the Company.

        (b)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (c)   "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Section 6(b).

        (d)   "Annual Meeting" means the annual meeting of the stockholders of the Company.

        (e)   "Board" means the Board of Directors of the Company.

        (f)    "Capitalization Adjustment" has the meaning ascribed to that term in Section 11(a).

        (g)   "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

            (i)  any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

           (ii)  there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

         (iii)  the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

          (iv)  there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the Company immediately prior to such sale, lease, license or other disposition; or

           (v)  individuals who, on the date this Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

        (h)   "Code" means the Internal Revenue Code of 1986, as amended.

        (i)    "Common Stock" means the common stock of the Company.

        (j)    "Company" means Corgentech Inc., a Delaware corporation.

        (k)   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) serving as a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

        (l)    "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether

Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (m)  "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

            (i)  a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

           (ii)  a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

         (iii)  a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iv)  a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

        (n)   "Director" means a member of the Board of Directors of the Company.

        (o)   "Disability" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

        (p)   "Employee" means any person employed by the Company or an Affiliate. Service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (q)   "Entity" means a corporation, partnership or other entity.

        (r)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (s)   "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

        (t)    "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (u)   "Initial Grant" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to Section 6(a).

        (v)   "IPO Date" means the first day that the Common Stock is publicly traded.

        (w)  "Non-Employee Director" means a Director who is not an Employee.

        (x)   "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (y)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (z)   "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

        (aa) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (bb) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (cc) "Own," "Owned," "Owner," "Ownership" A person or Entity shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

        (dd) "Plan" means this Corgentech Inc. 2003 Non-Employee Directors' Stock Option Plan.

        (ee) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (ff)  "Securities Act" means the Securities Act of 1933, as amended.

        (gg) "Subsidiary" means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

3.     ADMINISTRATION.

        (a)   Administration by Board.    The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

        (b)   Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine the provisions of each Option to the extent not specified in the Plan.

           (ii)  To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To amend the Plan or an Option as provided in Section 12.

          (iv)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

        (c)   Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate one hundred fifty thousand (150,000) shares of Common Stock, plus an annual increase for ten years beginning on January 1, 2005 and ending on (and including) January 1, 2014 equal to the number of shares subject to Options granted during the prior calendar year. Notwithstanding the foregoing, the Board may act, prior to the first day of any fiscal year of the Company, to increase the share reserve by such number of shares of Common Stock as the Board shall determine, which number shall be less than the amount described in the foregoing sentence.

        (b)   Reversion of Shares to the Share Reserve.    If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

        (c)   Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        The Options, as set forth in Section 6, automatically shall be granted under the Plan to all Non-Employee Directors who meet the criteria specified in Section 6.

6.     NON-DISCRETIONARY GRANTS.

        (a)   Initial Grants.    Without any further action of the Board, each person who after the IPO Date is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted an Initial Grant to purchase fifty thousand (50,000) shares of Common Stock1 on the terms and conditions set forth herein.

        (b)   Annual Grants.    Without any further action of the Board, on the day following each Annual Meeting, commencing with the Annual Meeting in 2005, each person who is then a Non-Employee Director automatically shall be granted an Annual Grant to purchase ten thousand (10,000) shares of Common Stock on the terms and conditions set forth herein; provided, however, that if the person has not been serving as a Non-Employee Director for the entire period since the preceding Annual Meeting, then the number of shares subject to such Annual Grant shall be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a Non- Employee Director.

1
Such increased number of shares subject to the Initial Grant is subject to stockholder approval at the 2005 Annual Meeting of Stockholders. In the absence of such stockholder approval, the Initial Grant shall remain forty thousand (40,000) shares of Common Stock.

7.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term.    No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)   Exercise Price.    The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

        (c)   Consideration.    The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable law, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock or (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. The purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

        (d)   Transferability.    Except as otherwise provided for in this Section, an Option is transferable only by will or by the laws of descent and distribution and exercisable only by the Optionholder during the life of the Optionholder. However, an Option may be transferred for no consideration upon written consent of the Board (i) if, at the time of transfer, a Form S-8 registration statement under the Securities Act is available for the issuance of shares by the Company upon the exercise of such transferred Option or (ii) the transfer is to the Optionholder's employer at the time of transfer or an affiliate of the Optionholder's employer at the time of transfer. Any such transfer is subject to such limits as the Board may establish, and subject to the transferee agreeing to remain subject to all the terms and conditions applicable to the Option prior to such transfer. The forgoing right to transfer the Option shall apply to the right to consent to amendments to the Stock Option Agreement for such Option. In addition, until the Optionholder transfers the Option, an Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e)   Vesting.    Options shall vest as follows:

            (i)  Initial Grants: 1/48th of the shares shall vest monthly from the date of grant for four (4) years.

           (ii)  Annual Grants: 1/12th of the shares shall vest monthly from the date of grant for one (1) year.

        (f)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shared of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

        (g)   Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If the Optionholder's Continuous Service terminates in a manner described in Section 11(d), then the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date twelve (12) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (h)   Extension of Termination Date.    If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (i)    Disability of Optionholder.    In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (j)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.     SECURITIES LAW COMPLIANCE.

        The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)   Stockholder Rights.    No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b)   No Service Rights.    Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (c)   Investment Assurances.    The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (d)   Withholding Obligations.    The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.   ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

        (a)   Capitalization Adjustments.    If any change is made in, or other events occur with respect to, the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a "Capitalization Adjustment")), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to Section 4 and to the nondiscretionary Options specified in Section 6, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)   Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation.

        (c)   Corporate Transaction.    In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume any or all Options outstanding under the Plan or may substitute similar stock options for Options outstanding under the Plan (it being understood that similar stock options include, but are not limited to, options to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation does not assume any or all such outstanding Options or substitute similar stock options for such outstanding Options, then with respect to Options that have been neither assumed nor substituted and that are held by Optionholders whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and the Options shall terminate if not exercised (if applicable) at or prior to such effective time. With respect to any other Options outstanding under the Plan that have been neither assumed nor substituted, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall not be accelerated unless otherwise provided in Section 11(d) or in a written agreement between the Company or any Affiliate and the holder of such Options, and such Options shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

        (d)   Change in Control.    If a Change in Control occurs and an Optionholder's Continuous Service with the Company or its successor terminates within twelve months after the effective time of the Change in Control, then, immediately prior to such termination, the Optionholder's Options shall become fully vested and exercisable. For purposes of this Section, a termination of Continuous Service with the Company includes the Non-Employee Director's failure to be nominated or elected for a new term if the election occurs within twelve months after the effective time of the Change in Control. In the event that an Optionholder is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, the outstanding Options of such Optionholder shall become fully vested and exercisable immediately prior to the effectiveness of such resignation.

        (e)   Parachute Payments.    If the acceleration of the vesting and exercisability of Options provided for in Section 11(c), together with payments and other benefits of an Optionholder, (collectively, the "Payment") (i) constitute a "parachute payment" within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 11(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the "Excise Tax"), then such Payment shall be either (1) provided to such Optionholder in full, or (2) provided to such Optionholder as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Optionholder, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

        Unless the Company and such Optionholder otherwise agree in writing, any determination required under this Section 11(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Optionholder elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof): reduction of cash payments; cancellation of accelerated vesting of Options; reduction of employee benefits. If acceleration of vesting of Options is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of Options (i.e., earliest granted Option cancelled last) unless the Optionholder elects in writing a different order for cancellation.

        For purposes of making the calculations required by this Section 11(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Optionholder shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination. The Company shall bear all costs the Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

        If, notwithstanding any reduction described above, the Internal Revenue Service (the "IRS") determines that the Optionholder is liable for the Excise Tax as a result of the Payment, then the Optionholder shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Optionholder challenges the final IRS determination, a final judicial determination, a portion of the Payment equal to the "Repayment Amount." The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Optionholder's net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Optionholder's net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

        Notwithstanding any other provision of this Section 11(e), if (i) there is a reduction in the Payment as described above, (ii) the IRS later determines that the Optionholder is liable for the Excise Tax, the payment of which would result in the maximization of the Optionholder's net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (iii) the Optionholder pays the Excise Tax, then the Company shall pay or otherwise provide to the Optionholder that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Optionholder's net after-tax proceeds with respect to the Payment are maximized.

        If the Optionholder either (i) brings any action to enforce rights pursuant to this Section 11(e), or (ii) defends any legal challenge to his or her rights under this Section 11(e), the Optionholder shall be entitled to recover attorneys' fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Optionholder, the court finds that the action was brought in good faith.

12.   AMENDMENT OF THE PLAN AND OPTIONS.

        (a)   Amendment of Plan.    The Board, at any time and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of applicable laws.

        (b)   Stockholder Approval.    The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.

        (c)   No Impairment of Rights.    Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (d)   Amendment of Options.    The Board, at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   Plan Term.    The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

        The law of the state of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

PROXY	[LOGO]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CORGENTECH INC.

The undersigned hereby appoints John P. McLaughlin and Richard P. Powers, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Corgentech Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held at 9:00 a.m., Pacific Time, on Tuesday, June 7, 2005 at The Westin San Francisco Airport, 1 Old Bayshore Highway, Millbrae, California 94030, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Corgentech Inc. account online.

Access your Corgentech Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Corgentech Inc., now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
ITEM 1.	ELECTION OF DIRECTORS	☐	☐	ITEM 2.	RATIFY ELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐
01 Richard B. Brewer 02 Daniel S. Janney 03 Michael B. Sweeney
						FOR	AGAINST	ABSTAIN
				ITEM 3.	APPROVE THE AMENDMENT TO THE COMPANY'S 2003 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN	☐	☐	☐
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)				Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where stepby step instructions will prompt you through enrollment.
Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/cgtk Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.corgentech.com

QuickLinks

PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 APPROVAL OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in 2004
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION1
PERFORMANCE MEASUREMENT COMPARISON
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
  Appendix A
CORGENTECH INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
  Appendix B
2003 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN